UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): October 24, 2018

FIRST MID-ILLINOIS BANCSHARES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-36434	37-1103704
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1421 CHARLESTON AVENUE, MATTOON, IL 61938
(Address of Principal Executive Offices) (Zip Code)

(217) 234-7454
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 8.01. Other Events.

As previously announced, on June 12, 2018, the Company and Project Almond Merger Sub LLC, a newly formed Illinois limited liability company and wholly-owned subsidiary of the Company (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with SCB, pursuant to which, among other things, the Company agreed to acquire 100% of the issued and outstanding shares of SCB pursuant to a business combination whereby SCB will merge with and into Merger Sub, whereupon the separate corporate existence of SCB will cease and Merger Sub will continue as the surviving company and a wholly-owned subsidiary of the Company (the “Merger”).

On October 24, 2018, the Company and SCB issued a joint press release announcing that the deadline for SCB stockholders to elect the form of merger consideration they wish to receive in connection with the Merger will be 5:00 p.m. central time on Wednesday, November 7, 2018, and that, subject to customary closing conditions, the companies have scheduled Thursday, November 15, 2018, as the closing date for the merger.  A copy of the press release making this announcement is attached hereto as Exhibit 99.1 and incorporated into this Item 8.01 by reference.

Forward Looking Statements
This document may contain certain forward-looking statements about First Mid-Illinois Bancshares, Inc. (“First Mid”) and SCB Bancorp, Inc., an Illinois corporation (“SCB”), such as discussions of First Mid’s and SCB’s pricing and fee trends, credit quality and outlook, liquidity, new business results, expansion plans, anticipated expenses and planned schedules. First Mid and SCB intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1955. Forward-looking statements, which are based on certain assumptions and describe future plans, strategies and expectations of First Mid and SCB, are identified by use of the words “believe,” “expect,” “intend,” “anticipate,” “estimate,” “project,” or similar expressions. Actual results could differ materially from the results indicated by these statements because the realization of those results is subject to many risks and uncertainties, including, among other things, the possibility that any of the anticipated benefits of the proposed transactions between First Mid and SCB will not be realized or will not be realized within the expected time period; the risk that integration of the operations of SCB with First Mid will be materially delayed or will be more costly or difficult than expected; the failure to satisfy other conditions to completion of the proposed transactions, including receipt of required regulatory and other approvals; the failure of the proposed transactions to close for any other reason; the effect of the announcement of the transaction on customer relationships and operating results; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; changes in interest rates; general economic conditions and those in the market areas of First Mid and SCB; legislative/regulatory changes; monetary and fiscal policies of the U.S. Government, including policies of the U.S. Treasury and the Federal Reserve Board; the quality or composition of First Mid’s and SCB’s loan or investment portfolios and the valuation of those investment portfolios; demand for loan products; deposit flows; competition, demand for financial services in the market areas of First Mid and SCB; and accounting principles, policies and guidelines. Additional information concerning First Mid, including additional factors and risks that could materially affect First Mid’s financial results, are included in First Mid’s filings with the Securities and Exchange Commission (the “SEC”), including its Annual Reports on Form 10-K. Forward-looking statements speak only as of the date they are made. Except as required under the federal securities laws or the rules and regulations of the SEC, we do not undertake any obligation to update or review any forward-looking information, whether as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated October 24, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST MID-ILLINOIS BANCSHARES, INC.

Date: October 24, 2018	By:	/s/ Joseph R. Dively
Joseph R. Dively
Chairman, President and Chief Executive Officer